United States Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2002
ZURICKIRCH CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-42936	87-0631750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3945 South Wasatch Boulevard, Suite 282, Holladay, Utah 84124

(Address of principal executive offices) (Zip Code)

(801) 574-8000

(Registrant's telephone number)

Item 5 Other Events.

Zurickirch Corp. issued the press release attached hereto as Exhibit 99.1 and Agreement and Plan of Reorganization dated May 15, 2002, as amended August 1, 2002, attached hereto as

Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed within 60 days.

(b) Pro Forma Financial Information.

To be filed within 60 days.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release
99.2	Agreement and Plan of Reorganization, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 6, 2002.

Zurickirch Corp., a Nevada corporation

By: /s/John Chris Kirch

John Chris Kirch, President, CEO, CFO, Secretary - Treasurer, Director